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                                                                   EXHIBIT 10.26
                SECOND EXTENSION OF COMMITMENT TERMINATION DATE
                       UNDER REVOLVING CREDIT AGREEMENT
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     SECOND EXTENSION (this "Extension") dated as of June 28, 2001, under the
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Revolving Credit Agreement, dated as of July 1, 1999 (as heretofore amended from time to time, the "Credit Agreement") by and among AMBAC CREDIT PRODUCTS, LLC, a
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Delaware limited liability company (the "Borrower"), the banks, financial
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institutions and other institutional lenders from time to time party thereto
(collectively, together with their respective assigns, the "Lenders", and each a
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"Lender"), and THE BANK OF NEW YORK, as Agent for the Lenders (in such capacity,
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together with its successors in such capacity, the "Agent").
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                                   RECITALS
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     A.   The Borrower has requested that the Commitment Termination Date be extended for a 364-day period from the current Commitment Termination Date and the Lenders agree to such extension, subject to the terms and conditions set forth below.

     C. Capitalized terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.1  Extension of Maturity Date. Notwithstanding the
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procedures set forth in Section 2.16 of the Credit Agreement, the Agent and each of the Lenders hereby consents to the extension of the Commitment Termination Date for a period of 364 days from the current Commitment Termination Date. Accordingly, the new Commitment Termination Date shall be June 27, 2002.

          Section 1.2  Amendment to Credit Agreement. The Credit Agreement and
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the other Loan Documents shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Extension.

          Section 1.3  References in the Credit Agreement. All references in the
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Credit Agreement and the other Loan Documents to: (i) the "Credit Agreement", and also in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement, as amended hereby, and (ii) the "Loan Documents" shall be deemed to include this Extension.
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          Section 1.4  Representations and Warranties. The Borrower hereby
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represents and warrants that (i) there exists no Default or Event of Default on the date hereof, and (ii) the representations and warranties contained in the Credit Agreement, are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true and correct in all material respects only as of such date).

          Section 1.5  Miscellaneous.
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               (a)     Except as amended hereby, the Credit Agreement and the
other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

               (b) This Extension may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Extension to produce or account for more than one counterpart signed by the party against which enforcement is sought.

               (c) THIS EXTENSION IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Extension to be executed on its behalf as of the date first written above.


                                   AMBAC CREDIT PRODUCTS, LLC

                                   By:    /s/ Robert W. Starr
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                                   Name:  Robert W. Starr
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                                   Title: Managing Director and Treasurer
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                                   THE BANK OF NEW YORK, in its capacity
                                   as a Lender and in its capacity as the Agent

                                   By:    /s/ David Trick
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                                   Name:  David Trick
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                                   Title: AVP
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